UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K


                                 CURRENT REPORT


                          Pursuant to Section 13 or 15(d)
                       of the Securities Exchange Act of 1934


           Date of Report (Date of earliest event reported): May 19, 2004



                              HARVEY ELECTRONICS, INC.
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              (Exact name of registrant as specified in its charter)


      NEW YORK                       1-4626                    13-1534671
-------------------------      ------------------        --------------------
(State or other              (Commission File Number)        (IRS Employer
 jurisdiction of
 incorporation)
Identification Number)



                 205 Chubb Avenue, Lyndhurst, New Jersey 07071
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    (Address of principal executive office)              (Zip Code)


Registrant's telephone number, including area code:  (201) 842-0078



                                N/A
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(Former name or former address, if changed since last report)




Item 5.  Other Events
         ------------

     On May 7, 2004, Harvey Electronics, Inc. (the "Company") entered into the Second Lease Modification and Extension Agreement with respect to the premises located at 2 West 45th Street, New York, New York (the "Lease Extension
Agreement"), which currently houses the Company's flagship store. The Lease Extension Agreement extends the term of the original lease dated October 17, 1980 for a period of ten (10) years, commencing July 1, 2005 and ending June 30, 2015. The Lease Extension Agreement is attached hereto as Exhibit 10.1



                          SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                             HARVEY ELECTRONICS, INC.


                             By:  /s/Joseph J. Calabrese
                                  Joseph J. Calabrese, Executive Vice President Chief Financial Officer, Treasurer and Secretary


Date:  May 19, 2004